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                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

      I, David B. Potts, as the Executive Vice President and Chief Financial Officer of ARRIS Group, Inc., certify that, to the best of my knowledge and belief, the Quarterly Report on Form 10-Q for the period ended June 30, 2004, which accompanies this certification fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of ARRIS Group, Inc. at the dates and for the periods indicated. The foregoing certification is made pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

                                           Dated this 9th day of August 2004.

                                           /s/ David B. Potts
                                           -------------------------------------
                                           David B. Potts
                                           Executive Vice President,  Chief
                                             Financial Officer,  and Chief
                                              Information Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to ARRIS Group, Inc. and will be retained by ARRIS Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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